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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                             CHINA BAK BATTERY, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                     000-49712                 88-0442833
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


                               BAK Industrial Park
                                No. 1 BAK Street
                        Kuichong Town, Lunggang District
                   Shenzhen, People's Republic of China 518119
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (86 755) 897-70060









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ITEM     2.02.  Results of Operations and Financial Condition

         On May 16, 2005, China BAK Battery, Inc. (the "Company") announced via press release the Company's reported results of operations for the quarter ended March 31, 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1.


ITEM     9.01.   Exhibits

Exhibit
Number                          Description of Exhibit
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 99.1             Press Release dated May 16, 2005 reporting  operating  results for the quarter ended March 31, 2005.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on May 16, 2005 on its behalf by the undersigned, thereto duly authorized.

                                        China BAK Battery, Inc.


                                        By: /s/ Li Xiangqian
                                           -------------------------------------
                                           Li Xiangqian, Chief Executive Officer





















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                                INDEX OF EXHIBITS



Exhibit
Number                          Description of Exhibit
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 99.1             Press Release dated May 16, 2005 reporting  operating  results for the quarter ended March 31, 2005.





























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